Exhibit 99.(q)

FPA NEW INCOME, INC.

POWER OF ATTORNEY

The undersigned, Allan M. Rudnick, whose signature appears below, does hereby constitute and appoint J. Richard Atwood and E. Lake Setzler his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of FPA New Income, Inc. (“Fund”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Allan M. Rudnick
Allan M. Rudnick

Dated: August 10, 2015

FPA NEW INCOME, INC.

POWER OF ATTORNEY

The undersigned, Alfred E. Osborne, Jr., whose signature appears below, does hereby constitute and appoint J. Richard Atwood and E. Lake Setzler his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of FPA New Income, Inc. (“Fund”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Alfred E. Osborne, Jr.
Alfred E. Osborne, Jr.

Dated: August 10, 2015

FPA NEW INCOME, INC.

POWER OF ATTORNEY

The undersigned, Thomas P. Merrick, whose signature appears below, does hereby constitute and appoint J. Richard Atwood and E. Lake Setzler his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of FPA New Income, Inc. (“Fund”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Thomas P. Merrick
Thomas P. Merrick

Dated: August 10, 2015

FPA NEW INCOME, INC.

POWER OF ATTORNEY

The undersigned, Patrick P. Purcell, whose signature appears below, does hereby constitute and appoint J. Richard Atwood and E. Lake Setzler his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of FPA New Income, Inc. (“Fund”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Patrick P. Purcell
Patrick P. Purcell

Dated: August 10, 2015

FPA NEW INCOME, INC.

POWER OF ATTORNEY

The undersigned, A. Robert Pisano, whose signature appears below, does hereby constitute and appoint J. Richard Atwood and E. Lake Setzler his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of FPA New Income, Inc. (“Fund”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ A. Robert Pisano
A. Robert Pisano

Dated: August 10, 2015

FPA NEW INCOME, INC.

POWER OF ATTORNEY

The undersigned, Robert L. Rodriguez, whose signature appears below, does hereby constitute and appoint J. Richard Atwood and E. Lake Setzler his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of FPA New Income, Inc. (“Fund”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Robert L. Rodriguez
Robert L. Rodriguez

Dated: August 10, 2015

FPA NEW INCOME, INC.

POWER OF ATTORNEY

The undersigned, Mark L. Lipson, whose signature appears below, does hereby constitute and appoint J. Richard Atwood and E. Lake Setzler his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of FPA New Income, Inc. (“Fund”), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Fund might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Mark L. Lipson
Mark L. Lipson

Dated: December 1, 2015